UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 20 20 (January 3, 2020)

KAMAN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 3, 2020, Kaman Acquisition USA, Inc. (“Kaman Acquisition”), a newly formed Delaware corporation and indirect wholly-owned subsidiary of Kaman Corporation (the “Company”), completed the previously announced acquisition of Bal Seal Engineering LLC (“Bal Seal”), a California limited liability company (formerly known as Bal Seal Engineering, Inc., a California corporation), its subsidiaries and certain facilities related to the Bal Seal business located in Foothill Ranch, CA and Colorado Springs, CO, pursuant to that certain Securities and Asset Purchase Agreement (the “Purchase Agreement”), dated as of November 4, 2019, as amended as of December 26, 2019, with Bal Seal and certain of its affiliates.

The Company, through Kaman Acquisition, using cash on hand, acquired (i) all of the equity interests of Bal Seal, and (ii) certain facilities related to the Bal Seal business located in Foothill Ranch, CA and Colorado Springs, CO for an aggregate purchase price of $330 million, subject to customary adjustments for net debt and working capital (the “Acquisition”).

The foregoing description of the Purchase Agreement, as amended, and the transactions contemplated thereby, including the Acquisition, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the amendment to the Purchase Agreement, dated as of December 26, 2019 (the “Amendment”). A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated November 5, 2019, and is incorporated herein by reference. A copy of the Amendment was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated December 27, 2019, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 3, 2020, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information. Pro forma financial information relating to the Company is not included in this Current Report on Form 8-K and will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release, dated January 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2020	KAMAN CORPORATION

	By:	/s/ Shawn G. Lisle
	Name:	Shawn G. Lisle
	Title:	Senior Vice President and General Counsel